UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2022 (April 19, 2022)

Better World Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2022, the board of directors (the “Board”) of Better World Acquisition Corp. (the “Company”) appointed Robert M. Chiste as a director and as a member of the audit committee and compensation committee of the Board (the “Committees”).

Mr. Chiste, age 74, has served as the Chairman of Encycle Corporation since July 2012 and also served as its Chief Executive Officer from 2015 to 2022. Mr. Chiste has served as a director of MetOx Technologies, Inc. since November 2020. He served as the Chairman of Enbala Power Systems from May 2012 to October 2019 and also served as its interim CEO from 2014 to 2015. Mr. Chiste was the Chairman, CEO and President of Comverge, Inc from September 2001 to June 2009. He also served as President and CEO of Allwaste, Inc. from October 1994 to August 1997. In addition, he served as a senior executive in several public companies, including Transco Energy Venture Companies, from 1988 to 1993, and Enron Corporation, through a series of acquisitions, from 1980 to 1988. Mr. Chiste also served as the Chief Executive Officer of Sorfina Capital, a family investment fund focused on early-stage clean energy and traditional energy services, from 1998 to 2022. Mr. Chiste received a BA in Mathematics from The College of New Jersey, a JD from Rutgers University School of Law and a MBA from Rutgers University School of Business.

Mr. Chiste replaced Jennifer Prosek as a member of the Board and as a member of the Committees. Ms. Prosek resigned as a director and a member of the Committees on April 19, 2022. Ms. Prosek’s resignation did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies or practices.

There are no family relationships between Mr. Chiste and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Chiste that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

By:	/s/ Peter S.H. Grubstein
	Name:	Peter S.H. Grubstein
	Title:	Chief Financial Officer

Dated: April 20, 2022